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                                                                    EXHIBIT 10.3

                      FORM OF BREAK-UP WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE SECURITIES ARE SOLD AND TRANSFERRED IN A TRANSACTION THAT IS EXEMPT FROM OR NOT SUBJECT TO REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS. THE OFFERING OF THIS SECURITY AND THE SHARES OF COMMON STOCK PURCHASABLE HEREUNDER HAVE NOT BEEN REVIEWED OR APPROVED BY ANY STATE SECURITIES ADMINISTRATOR.

                                    DDi CORP.

Date of Initial Issuance: _______________
Number of Shares:         _______________
Initial Warrant Price:    $_____ per share(1)
Expiration Date:          _______________(2)

      THIS CERTIFIES that, for value received, ______________________, or its registered assigns to the extent permitted hereunder (the "HOLDER"), is entitled to subscribe for and purchase from DDi CORP., a Delaware corporation (the "COMPANY"), upon the terms and conditions set forth herein, at any time during the Term (as defined below) of this Warrant, _______________ shares of common stock, $0.001 par value per share, of the Company ("COMMON STOCK"), at the Warrant Price (as defined below), payable as provided herein. As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part.

      The number of shares of Common Stock issuable upon the exercise of the Warrant (the "WARRANT SHARES") and the Warrant Price may be adjusted from time to time as hereinafter set forth.

      SECTION 1. Definitions.

      For all purposes of this Warrant, the following terms shall have the meanings indicated:

            "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" when used with respect to any Person means the power

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(1)   The initial warrant price shall be equal to 50% of the Average Share Price
      (as defined in the Standby Securities Purchase Agreement) on the date of termination of the Standby Securities Purchase Agreement.

(2)   The term of the warrant shall be one year from the date of issuance.

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to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. No Person shall be deemed an Affiliate of another Person solely by virtue of the fact that both Persons own shares of the Company's capital stock.

            "BUSINESS DAY" shall mean any day other than Saturday, Sunday and any day on which banking institutions in the State of New York are authorized by Law or other governmental action to close.

            "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

            "PERSON" means an individual, a corporation, partnership, limited liability company, association, trust or any other entity or organization, including a government, a political subdivision or an agency or instrumentality thereof.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

            "TERM OF THIS WARRANT" shall mean the period beginning on the date of initial issuance hereof and ending on July 31, 2006.

            "TRANSFER" means the offer, sale, donation, assignment (as collateral or otherwise), mortgage, pledge, grant, hypothecation, encumbrance, gift, bequest or transfer or disposition of any security.

            "WARRANT PRICE" shall mean $____ per share(3), subject to adjustment in accordance with Section 5 hereof.

      SECTION 2. EXERCISE OF WARRANT.

            2.1 Procedure for Exercise of Warrant. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 10 hereof at any time and from time to time during the Term of this Warrant, as follows:

                  (a) (i) a duly executed Notice of Exercise in the form of Exhibit A attached hereto, (ii) cash, a certified or official bank check payable to the order of the Company, or a wire transfer of funds to the Company's account, in each case in the amount of the Warrant Price for each share being purchased and any amount required to be paid by the Holder on account of a transfer of a Warrant or Warrant Shares pursuant to
      Section 3 hereof, and (iii) this Warrant; or

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(3)   The initial warrant price shall be equal to 50% of the Average Share Price
      (as defined in the Standby Securities Purchase Agreement) on the date of termination of the Standby Securities Purchase Agreement.

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                  (b) by surrender of this Warrant (with the Notice of Cashless
      Exercise attached hereto as Exhibit B duly executed) to the Company at its office as set forth in the Notice of Cashless Exercise attached hereto, or at such other place as is designated in writing by the Company, in which event the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                X = Y (A-B)/A

         where:

                X = the number of Warrant Shares to be issued to the Holder.

                Y = the number of Warrant Shares with respect to which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Warrant Price).

                A = the Fair Market Value (determined pursuant to Section 7) as of the exercise date.

                B = the Warrant Price then in effect.

            2.2 In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or, subject to compliance with
Section 6.2, such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding three Business Days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Holder shall have complied with the conditions for exercise of this Warrant set forth above, irrespective of the date of delivery of such certificate, except that, if the date of such compliance is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. Notwithstanding anything in the foregoing to the contrary, for purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that Warrant Shares issued in a cashless exercise transaction pursuant to Section 2.1(b) above shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the issue date of this Warrant.

            2.3 Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

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            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT") AND/OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SHARES MAY
            NOT be OFFERED OR sold or transferred EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, (B) IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION AND/OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS PROVIDED THAT AT THE ISSUER'S REQUEST, THE TRANSFEROR THEREOF SHALL HAVE DELIVERED TO THE ISSUER
            AN OPINION OF COUNSEL (WHICH OPINION SHALL BE IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO THE ISSUER FROM COUNSEL REASONABLY SATISFACTORY TO THE ISSUER) TO THE EFFECT THAT SUCH SECURITIES MAY
            BE SOLD OR TRANSFERRED PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION, OR (C) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE
            144 PROMULGATED UNDER THE SECURITIES ACT."

            Any certificate issued at any time in exchange or substitution for any certificate bearing such legend shall also bear such legend unless, in the opinion of counsel for the Holder thereof (which counsel shall be satisfactory to the Company) the securities represented thereby are not, at such time, required by law to bear such legend. The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the Holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act or as they have been sold pursuant to a registration statement declared effective by the Securities and Exchange Commission or pursuant to Rule 144 under the Securities Act. At the request of the Company, the Company shall have the right to receive an opinion of counsel for the Holder, reasonably satisfactory to the Company, to the effect that the transfer of the Warrant Shares is exempt from the registration requirements of the Securities Act, prior to the removal of the legend if the request for removal is being made pursuant to Rule 144 or Rule 144(k) under the Securities Act.

      SECTION 3. COVENANTS AS TO COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock (or out of shares of Common Stock held in its treasury) solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant shall, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens, preemptive rights and charges with respect to the issue thereof. The Company shall take all such actions as may be necessary to

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ensure that all such Warrant Shares may be so issued without violation by the
Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange or quotation system upon which shares of Common Stock or other securities constituting Warrant Shares may be listed or quoted (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company further covenants and agrees that it shall pay when due and payable any and all federal and state documentary or stamp taxes (other than federal or state income taxes) which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant, except that, if Warrant Shares or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivery of the Notice of Exercise.

      SECTION 4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant Price as provided in Section 5(a), Section 5(b), Section 5(c) or Section 5(f), the number of Warrant Shares shall be changed to the number determined by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

      SECTION 5. ADJUSTMENT. The Warrant Price and the terms of the Warrant shall be subject to adjustment from time to time as follows:

                  (a) If, at any time during the Term of this Warrant, the Company shall make or issue, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Warrant Price then in effect immediately before such event shall be decreased as of the time of such issuance by multiplying the Warrant Price then in effect by a fraction:

                            (1) the numerator of which shall be the total number
of shares of Common Stock issued and outstanding immediately prior to the time of such issuance, and

                            (2) the denominator of which shall be the total
number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                  (b) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a subdivision or split-up of shares of Common Stock, then, immediately after the date fixed for the determination of holders of Common Stock entitled to receive shares in such subdivision or split-up, the Warrant Price in effect immediately before the subdivision or split-up shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

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            (c) If, at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock or reverse stock split, then, immediately after the effective date for such combination, the Warrant Price in effect immediately prior to such combination or reverse stock split shall be appropriately increased so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

            (d) If, at any time during the Term of this Warrant, the Company shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than dividends or distributions for which an adjustment is made pursuant to other provisions of this Section 5 or regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Holder shall receive upon the exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company, cash or other property which the Holder would have been entitled to receive had this Warrant been exercised on the effective date fixed for the determination of holders of Common Stock entitled to receive a dividend or distribution in such event and had the Holder thereafter, during the period from such date to and including the exercise date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 5 with respect to the rights of the Holder.

            (e) In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed consolidation, reorganization, recapitalization, or reclassification of the capital stock of the Company or other transaction, then, as a condition of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, the Company shall give 30 days' prior written notice thereof to the Holder hereof and lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the Warrant Shares immediately theretofore purchasable hereunder, such shares of stock, securities, cash or assets as may (by virtue of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction) be issued or payable with respect to or in exchange for the number of Warrant Shares purchasable hereunder immediately before such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof shall thereafter be applicable as nearly as may be practicable, in relation to any shares of stock, securities, cash or assets thereafter deliverable upon the exercise of this Warrant. Notwithstanding the foregoing sentences, if (x) there shall occur any consolidation, merger, sale, consolidation, reorganization, recapitalization or other transaction in which the Common Stock is converted into or exchanged for anything other than solely equity securities, and (y) the common stock of the acquiring or surviving company (which shall be understood to mean the ultimate parent of such company, if such company is not publicly traded and its ultimate parent is publicly traded) is publicly traded, then, as part of such

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   consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, (i) the Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of common stock of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction by
   (B) a fraction, the numerator of which is the Fair Market Value (as defined below) per share of Common Stock as of the effective date of such consolidation, merger, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, as determined pursuant to Section 7, and the denominator of which is the fair market value per share of common stock of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board of Directors of the Company (using the principles set forth in Section 7 to the extent applicable), and (ii) the exercise price per share of common stock of the acquiring or surviving company shall be the Warrant Price divided by the fraction referred to in clause (B) above. The Company shall not effect any such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such consolidation, merger, sale, reorganization, recapitalization, reclassification or other transaction (including a purchaser of all or substantially all the Company's assets) assumes by written instrument the obligation to deliver to each Holder of Warrants such shares of stock, securities, cash or assets as, in accordance with the foregoing provisions, such Holder may be entitled to acquire upon exercise of Warrants.

            (f) If at any time the Company shall issue or sell any Common Stock (other than Common Stock issued (a) pursuant to the Company's existing or future stock option plans or pursuant to any other existing or future Common Stock related director or employee compensation plan of the Company approved by the board of directors of the Company (the "BOARD OF DIRECTORS"), (b) as consideration for the acquisition of a business or of assets, (c) to the Company's joint venture partners in exchange for interests in the relevant joint venture, (d) upon conversion of any shares of any series of preferred stock or as the payment of a dividend with respect to any series of preferred stock outstanding on the date hereof or the issuance of which caused an adjustment under the other provisions of this Section 5 or (e) upon the exercise or conversion of any security the issuance of which caused an adjustment under the other provisions of this Section 5 for a consideration per share less than the Warrant Price then in effect, or shall issue any options, rights, warrants or other securities convertible into or exercisable or exchangeable for Common Stock (other than such securities paid as dividends on any class of preferred stock outstanding on the date hereof or the issuance of which caused an adjustment under the other provisions of this
   Section 5) having a conversion, exercise or exchange price, together with the issue price of such securities, per share of Common Stock less than the Warrant Price then in effect, the Warrant Price to be in effect after such issuance or sale shall be determined by multiplying the Warrant Price in effect immediately prior to such issuance or sale by a fraction, (i) the denominator of which shall be the sum of (w) the number of shares of Common Stock outstanding immediately prior to such issuance or sale plus (x) the number of additional shares of Common Stock to be issued or sold (or, in the case of any options, rights, warrants or other convertible, exercisable or exchangeable securities, issued on conversion, exercise or exchange), and
   (ii) the numerator of which shall be the sum of (y) the number of shares of

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   Common Stock outstanding immediately prior to such issuance and sale plus (z)
   the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of additional shares of Common Stock so issued or sold (or issuable on conversion, exercise or exchange) would purchase at the Warrant Price in effect on the date of such issuance or sale. In case any portion of the consideration to be received by the Company shall be in a form other than cash, the fair market value (determined in accordance with the principles set forth in Section 7 to the extent applicable) of such non-cash consideration shall be utilized in the foregoing computation. Such adjustment shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale. If all the Common Stock deliverable upon exercise, conversion or exchange of securities convertible into Common Stock have not been issued when such securities are no longer outstanding, then the Warrant Price shall promptly be readjusted to the Warrant Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of Common Stock issued upon conversion, exercise or exchange of such securities.

            (g) Whenever the Warrant Price shall be adjusted as provided in this
   Section 5, the Company shall promptly prepare a statement showing the facts requiring such adjustment and the Warrant Price and number of Warrant Shares that shall be in effect after such adjustment, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder at its, his or her address appearing on the Company's records. The Company shall, as promptly as reasonably practicable after the written request at any time of the Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Holder a certificate setting forth (i) the Warrant Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

            (h) Adjustments made pursuant to this Section 5 shall be made on the date such dividend, subdivision, split-up, reverse stock split, combination, distribution, issuance, sale, consolidation, reorganization, recapitalization, reclassification or other transaction, as the case may be, is made, and shall become effective at the close of business on the day such event becomes effective.

      SECTION 6. OWNERSHIP.

            6.1 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

            6.2 Transfer and Replacement.

            (a) No Holder shall Transfer this Warrant other than (i) a Transfer to one or more of its Affiliates or (ii) if the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such Transfer is

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   exempt from the registration requirements of the Securities Act.
   Notwithstanding the foregoing, no registration or opinion of counsel shall be required for, and a Transfer shall be permitted in the event of, a Transfer by a Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a Transfer by a Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this
   Section 6. Any attempt to Transfer this Warrant other than in accordance with this Section 6 shall be null and void and no right, title or interest in or to such Warrant shall be Transferred to the purported transferee, buyer, donee, assignee or encumbrance holder. The Company will not give, and will not permit the Company's transfer agent to give, any effect to such attempted Transfer in its stock records.

            (b) Subject to Section 6.2(a), this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, together with a properly executed Assignment (in the form of Exhibit C or Exhibit D hereto, as the case may be) and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be promptly made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 9 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company shall promptly make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than documentary or stamp taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. The Holder shall not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

      SECTION 7. FRACTIONAL SHARES. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 7, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the Fair Market Value of such fractional share over the Warrant Price for such fractional share on the exercise date.

            (a) The Fair Market Value per share of Common Stock shall be determined as follows:

                  (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the exercise date, the Fair Market Value per share of Common Stock shall be deemed to be the

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average of the high and low reported sale prices per share of Common Stock thereon on the trading day immediately preceding the effective date or the exercise date, as applicable (provided that if no such price is reported on such day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii)).

                  (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized trading system as of the effective date or the exercise date, as applicable, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 3 Business Days after such request, notify the Holder of the Fair Market Value per share of Common Stock and furnish the Holder with reasonable documentation of the Board's determination of such Fair Market Value. Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the exercise date, then (A) the Board shall make, and shall provide or cause to be provided to the Holder notice of, a determination of the Fair Market Value per share of the Common Stock within 15 days of a request by the Holder that it do so, and (B) payment in cash with respect to any fractional share as required by Section 7 hereof shall be delayed until such determination is made and notice thereof is provided to the Holder (it being understood that this shall not prevent the Holder, at its option, from exercising the Warrant prior to such determination).

      SECTION 8. SPECIAL ARRANGEMENTS OF THE COMPANY. The Company covenants and agrees that during the Term of this Warrant, unless otherwise approved by the
Holder:

            8.1 Certain Actions. The Company shall not amend its charter to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof. The Company shall not by any action avoid or seek to avoid the observance or performance of any terms of this Warrant or impair or diminish its value, but shall at all times in good faith assist in the carrying out of all such terms of Warrant. Without limiting the generality of the foregoing, the Company shall obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

            8.2 Shall Bind Successors. This Warrant and the rights evidenced hereby shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its permitted assigns to the extent permitted by Section 6.2.

            8.3 No Exercise Interference; Par Value. Other than in accordance with Section 6.2, the Company shall not close its books against the transfer of this Warrant or of any Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon exercise of this Warrant is at all times equal to or less than the Warrant Price then in effect.

            8.4 Notices of Certain Actions. The Company shall give written notice to the Holder in the event (A) the Company closes its books or takes a record (1) with respect to any dividend or distribution upon the Common Stock, or for the purpose of entitling or enabling any stockholder to receive any other right, or (2) with respect to any pro rata subscription offer to holders of Common Stock, or (B) of any recapitalization, reorganization, reclassification, consolidation, merger, dissolution, liquidation or sale of all or substantially all of the Company's assets or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or assets with respect to or in exchange for Common Stock. Such notice shall be sent at least ten days prior to the record date or effective date for the event specified in such notice.

            SECTION 9. NOTICES. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at such address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at its address for notices set forth on the signature page hereto or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

            SECTION 10. NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company (including, without limitation, any preemption rights, voting rights or rights to dividends) except upon exercise in accordance with the terms hereof. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Warrant Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            SECTION 11. GOVERNING LAW. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

            SECTION 12. WARRANT REGISTER. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

            SECTION 13. AMENDMENTS. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Holder and the Company. The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be signed by their duly authorized officers this ________ day of ____________, 2005.

                                                    DDi CORP.

                                                    ____________________________
                                                    Name:
                                                    Title:

                                                    [HOLDER]:

                                                    ____________________________

                                                    ____________________________
                                                    Name:
                                                    Title:

                                                    Address:

                                                    ____________________________

                                                    ____________________________

                                                    ____________________________

                                                    Attention:

                                                    Facsimile:

                                    EXHIBIT A

                           FORM OF NOTICE OF EXERCISE
                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]
                     TO BE EXECUTED BY THE REGISTERED HOLDER

                        TO EXERCISE THE ATTACHED WARRANT

The undersigned hereby exercises the right to purchase shares of Common Stock which the undersigned is entitled to purchase by the terms of the attached Warrant according to the conditions thereof, and herewith makes payment of $_______________ therefor in cash.

All shares to be issued pursuant hereto shall be issued in the name of, and the initial address of such person to be entered on the books of DDi CORP. shall be:

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

The shares are to be issued in certificates of the following denominations:

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

                                            [Type Name of Holder]

                                            By:      ________________
                                            Title:   ________________

Date:    ________________

                                    EXHIBIT B

                       FORM OF NOTICE OF CASHLESS EXERCISE
                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]
                     TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO EXERCISE THE ATTACHED WARRANT
                           PURSUANT TO SECTION 2.1(b)

            The undersigned hereby irrevocably elects to exchange its Warrant for ___________ Warrant Shares pursuant to the cashless exercise provisions of the within Warrant, as provided for in Section 2.1(b) of such Warrant, and requests that a certificate or certificates for such Warrant Shares be issued in the name of and delivered to:

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________
                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares which the undersigned is entitled to purchase in accordance with the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Dated: ___________________________      Name ___________________________________
                                                             (Print)

Address: _______________________________________________________________________

                                        ________________________________
                                                    (Signature)

                                    EXHIBIT C
                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [To be signed only upon transfer of entire Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED, _______________________________ hereby sells, assigns and transfers unto _______________________________ all rights of the undersigned under and pursuant to the attached Warrant, and the undersigned does hereby irrevocably constitute and appoint _______________________________ Attorney to transfer said Warrant on the books of DDi CORP., with full power of substitution.

                                            [Type Name of Holder]

                                            By:    ________________
                                            Title: ________________

Date: ________________

NOTICE:

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.

                                    EXHIBIT D
                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [To be signed only upon partial transfer of Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO TRANSFER THE ATTACHED WARRANT

FOR VALUE RECEIVED, _______________________________ hereby sells, assigns and transfers unto _______________________________ (i) the rights of the undersigned to purchase ______________ shares of Common Stock under and pursuant to the attached Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the attached Warrant, it being understood that the undersigned shall retain, severally (and not jointly), with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint __________________________ Attorney to transfer said Warrant on the books of DDi CORP., with full power of substitution.

                                            [Type Name of Holder]

                                            By:    ________________
                                            Title: ________________

Date: ________________

NOTICE:

The signature to the foregoing Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.